UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 10, 2023

Cohu, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12367 Crosthwaite Circle, Poway, California		92064
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	858-848-8100

Not Applicable

Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	COHU	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Bylaws

On May 10, 2023, the Board of Directors (the “Board”) of Cohu, Inc. (“Cohu”) approved Cohu’s Amended and Restated Bylaws (as so amended and restated, the “Amended Bylaws”), effective as of such date. Among other things, the amendments:

•	Revise certain provisions relating to stockholder meetings by means of remote communication, adjournment procedures and lists of stockholders entitled to vote at stockholder meetings;

•
Revise the procedures and disclosure requirements set forth in the advance notice bylaw provisions, including requiring additional information, representations and disclosures from proposing stockholders, proposed nominees and other persons related to a stockholder’s solicitation of proxies;

•
Address matters relating to Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rules”), including (i) providing that stockholders delivering a notice of nomination certify to Cohu in writing that they have complied with the Universal Proxy Rules requirements, (ii) providing Cohu a remedy if a stockholder fails to satisfy the Universal Proxy Rules requirements, (iii) requiring that a stockholder providing notice pursuant to the advance notice bylaws to later update or supplement its notice, by certain specified dates, such that the notice remains true and correct in all material respects, and (iv) requiring stockholders intending to use the Universal Proxy Rules to provide reasonable evidence of the satisfaction of the requirements under the Universal Proxy Rules at least five business days before the meeting;

•	Require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white; and

•	Incorporate certain ministerial, clarifying, and conforming changes to provide clarification and consistency.

The foregoing summary description of the Amended Bylaws is qualified in its entirety by reference to the complete text of the Amended Bylaws, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws, dated May 10, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

May 12, 2023	By:	/s/ Jeffrey D. Jones
Name: Jeffrey D. Jones
Title: Senior VP Finance and Chief Financial Officer